Exhibit 10.5

National Institutes of Health

FIRST AMENDMENT TO L-002-2016/0

This is the first amendment (“First Amendment”) of the agreement by and between the National Institutes of Health (“NIH”) within the Department of Health and Human Services (“HHS”), and Kite Pharma, Inc. having an effective date of October 1, 2015 and having NIH Reference Number L-002-2016/0 (“Agreement”).  This First Amendment, having NIH Reference Number L‑002-2016/1, is made between the NIH through the Office of Technology Transfer, NIH, having an address at 6011 Executive Boulevard, Suite 325, Rockville, Maryland 20852-3804, U.S.A., and Kite Pharma, Inc., having an office at 2225 Colorado Avenue, Santa Monica, CA 90404 (the “Licensee”).  This First Amendment includes, in addition to the amendment made below, a Signature Page.

Whereas, the NIH and the Licensee desire that the Agreement be amended a first time as set forth below in order to clarify the allowance for sublicenses to Licensee Affiliates.

NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, the NIH and the Licensee, intending to be bound, hereby mutually agree to the following:

1)	Paragraph 2 of the Cover Page and Paragraph II of Appendix A of the Agreement are modified to read as follows:

“PCT Application No. PCT/US12/054623 filed September 11, 2012 entitled “T Cell Receptors Recognizing HLA-A1- or HLA-CW7-Restricted Mage” (HHS Ref No. E-266-2011/0-PCT-02);

2)	Paragraph 4.5 shall be added after Paragraph 4.4 on page 6 of the Agreement and shall read:

“The Licensee may enter into sublicensing agreements under Licensed Patent Rights with Affiliates of Licensee, and Paragraphs 4.1 and 4.4 of the Agreement and Paragraph V in Appendix C of the Agreement shall not apply to such Affiliate sublicense; provided that Licensee shall notify NIH in writing of the Affiliate that sublicenses any Licensed Patent Rights within thirty (30) days of effectiveness of each sublicense.”

3)	All terms and conditions of the Agreement not herein amended remain binding and in effect.
4)

The terms and conditions of this First Amendment shall, at the NIH’s sole option, be considered by the NIH to be withdrawn from the Licensee’s consideration and the terms and conditions of this First Amendment, and the First Amendment itself, to be null and void, unless this First Amendment is executed by the Licensee and a fully executed original is received by the NIH within sixty (60) days from the date of the NIH’s signature found at the Signature Page.

5)	This First Amendment is effective upon the date of last signature.

SIGNATURES BEGIN ON NEXT PAGE

CONFIDENTIAL -NIH
First Amendment of L-002-2016/0	Final Kite Pharma, Inc.	March 11, 2016
Model 09-2006 (updated 11-2015)	Page 1 of 3

FIRST AMENDMENT TO L-002-2016/0

SIGNATURE PAGE

In Witness Whereof, the parties have executed this First Amendment on the dates set forth below.  Any communication or notice to be given shall be forwarded to the respective addresses listed below.

For the NIH:

/s/ Richard U. Rodriguez	3/14/2016
Richard U. Rodriguez, MBA	Date
Associate Director
Technology Transfer Center
National Cancer Institute, National Institutes of Health

Mailing Address or E-mail Address for Agreement notices and reports:

Chief, Monitoring & Enforcement Branch, DTDT

Office of Technology Transfer

National Institutes of Health

6011 Executive Boulevard, Suite 325

Rockville, Maryland  20852-3804 U.S.A.

E-mail: LicenseNotices_Reports@mail.nih.gov

For the Licensee (Upon information and belief, the undersigned expressly certifies or affirms that the contents of any statements of the Licensee made or referred to in this document are truthful and accurate.):

/s/ Arie Belldegrun	3/24/2016
Signature of Authorized Official	Date

Arie Belldegrun
Printed Name

Chairman, President and Chief Executive Officer

I.	Official and Mailing Address for Agreement notices:

Arie Belldegrun, MD, FACS
Name

Chairman, President and Chief Executive Officer
Title

CONFIDENTIAL -NIH
First Amendment of L-002-2016/0	Final Kite Pharma, Inc.	March 11, 2016
Model 09-2006 (updated 11-2015)	Page 2 of 3

Mailing Address

Kite Pharma, Inc.

2225 Colorado Avenue

Santa Monica, CA 90404

Email Address:	legal@kitepharma.com

Phone:	310-824-9999

Fax:	310-496-2700

II.	Official and Mailing Address for Financial notices (the Licensee’s contact person for royalty payments):

Arie Belldegrun, MD, FACS
Name

Chairman, President and Chief Executive Officer
Title

Mailing Address

Kite Pharma, Inc.

2225 Colorado Avenue

Santa Monica, CA 90404

Email Address:	invoices@kitepharma.com

Phone:	310-824-9999

Fax:	310-496-2700

Any false or misleading statements made, presented, or submitted to the Government, including any relevant omissions, under this Agreement and during the course of negotiation of this Agreement are subject to all applicable civil and criminal statutes including Federal statutes 31 U.S.C. §§3801‑3812 (civil liability) and 18 U.S.C. §1001 (criminal liability including fine(s) or imprisonment).

CONFIDENTIAL -NIH
First Amendment of L-002-2016/0	Final Kite Pharma, Inc.	March 11, 2016
Model 09-2006 (updated 11-2015)	Page 3 of 3